Investment Strategy - Alpha Fiduciary Quantitative Strategy Fund	Nov. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	The Principal Investment Strategy of the Fund
Strategy Narrative [Text Block]

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of exchange-traded funds (“ETFs”) and equity index futures. The Fund implements a quantitative trend-following strategy by generally holding long positions in S&P 500® Index ETF(s) and equity index futures that provide either long and/or short exposure to the equity markets. The Fund’s ETF investments will typically consist of ETFs that have the S&P 500® Index as the reference index. The reference index and corresponding ETF investment(s) may be market cap or equal weighted. Alpha Fiduciary, Inc., the Fund’s investment adviser (the “Adviser”), has developed a quantitative trend-following strategy that is designed to determine the Fund’s exposure to the equity markets, adjusting that exposure from approximately -105% to 165% at the time of purchase or sale. The exposure to the equity markets may move outside the range of -105% to 165% due to market changes and shareholder transactions. The Adviser will use one or more sets of data inputs in its model as well as the corresponding ETF(s) which they believe most appropriate for the prevailing market conditions. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, cash and time deposits.

The Adviser’s quantitative strategy seeks to identify price trends in the equity markets as indicated by the S&P 500® reference index. The quantitative investment model uses past asset prices and other market information to seek to determine the direction of the price trend in the S&P 500® reference index. The investment model tends to overweight the equity markets as the market moves towards the upper end of its intermediate trading range and underweight the equity markets when the market trades toward the lower end of its intermediate trading range. For certain months where market events produce large upward or downward price patterns, the quantitative model is designed to adjust the Fund’s exposure to the equity markets accordingly (i.e., greater exposure when market is moving up and less exposure when market is moving down).

Based on the signals being received from the quantitative investment model, the Fund will generally take a long or short position in S&P 500® equity index futures. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index (e.g. S&P 500® Index). The Fund’s long positions will benefit from an increase in price of the S&P 500®, while short positions benefit from a decrease in price of the S&P 500®. The Fund adjusts its equity index futures exposure based on the strength of signals from the quantitative investment model. The Adviser may, in its discretion, override or modify its quantitative investment model and rely solely on its own proprietary research.

The Fund is a "non-diversified" fund, which means it can invest in fewer securities at any one time than a diversified fund and can invest more of its assets in securities of a single issuer than a diversified fund. The Fund may invest a significant percentage of its assets in a limited number of securities. Also, the Fund may invest in a limited number of sectors but has no intention to concentrate its investments in any particular industry. The investment strategy may result in significant short-term trading in the Fund’s portfolio.